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                         -----------------------------


                         SECURITIES PURCHASE AGREEMENT


                         -----------------------------


                                    between



                             E-Z SERVE CORPORATION


                                      and


                               PHEMUS CORPORATION





                                     Dated

                             As of January 27, 1997






================================================================================

                               TABLE OF CONTENTS


                                                                                                                     Page
1.       TRANSACTIONS AND DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       THE SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 2.1.     Series H Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 2.2.     Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 2.4.     Investor Securities Defined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3.       SALE AND PURCHASE OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 3.1.     Agreement to Sell and Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 3.2.     Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 3.3.     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 3.4.     Specifically Prohibited Applications of Proceeds  . . . . . . . . . . . . . . . . . . . . . . 3

4.       REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 4.1.     Organization, Standing, Subsidiaries, etc . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 4.2.     Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 4.3.     Reservation of Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 4.4.     No Legal Obstacle to Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 4.5.     Foreign Trade Regulations; Government Regulations . . . . . . . . . . . . . . . . . . . . . . 4
                 4.6.     Availability for Resale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 4.7.     Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

5.       INVESTMENT REPRESENTATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 5.1.     Accredited Investor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 5.2.     Experience  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 5.3.     Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 5.4.     Authorization, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

6.       CONDITIONS TO PURCHASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 6.1.     Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 6.2.     Legal Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 6.3.     Representations and Warranties; Officers' Certificate . . . . . . . . . . . . . . . . . . . . 6
                 6.4.     Commitment Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 6.5.     Payment of Transaction Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6





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
                 6.6.     Proper Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 6.7.     Legality; Governmental Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 6.8.     Due Diligence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 6.9.     Amendment to Registration Rights Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 6.10.    Amendment to Stockholders Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 6.11.    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

7.       COVENANTS APPLICABLE WHILE ANY INVESTOR SECURITIES ARE OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . 7
                 7.2.     Resale under Rule 144 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 7.3.     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

8.       COVENANTS APPLICABLE WHILE ANY SHARES OF SERIES H PREFERRED STOCK CONSTITUTING INVESTOR SECURITIES ARE
         OUTSTANDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 8.1.     Issuance of Additional Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 8.2.     Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 8.3.     Resale Under Rule 144A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

9.       COVENANTS APPLICABLE WHILE ANY WARRANTS OR ADDITIONAL WARRANTS CONSTITUTING INVESTOR SECURITIES ARE
         OUTSTANDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                 9.1.     Reservation of Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

10.      PAYMENT ON INVESTOR SECURITIES; TRANSFER; REPLACEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 10.1.    Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 10.2.    Transfer and Exchange of  Senior Preferred  . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 10.3.    Transfer, Exchange, Exercise and Conversion of Warrants . . . . . . . . . . . . . . . . . .  10
                 10.4.    Replacement of Lost Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

11.      RESTRICTIONS ON TRANSFER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 11.1.    Restrictive Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 11.2.    Notice of Proposed Transfer; Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . .  11
                 11.3.    Termination of Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

12.      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 12.1.    Terms Defined Elsewhere . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 12.2.    Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 12.3.    Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 12.4.    Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.5.    By-laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.6.    Charter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13





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
                 12.7.    Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.8.    Consolidated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.9.    Contractual Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.10.   Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.11.   Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 12.12.   Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 12.13.   Equity Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 12.14.   Foreign Trade Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 12.15.   Governmental Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 12.16.   Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 12.17.   Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 12.18.   Legal Requirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.19.   Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.20.   Major Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.21.   Material Adverse Change; Material Adverse Effect  . . . . . . . . . . . . . . . . . . . . .  15
                 12.22.   Members of the Immediate Family . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.23.   Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.24.   Public Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.25.   Related Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 12.26.   Required Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 12.27.   Rule 144  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 12.29.   Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 12.30.   Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 12.31.   Subject Entity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 12.32.   Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

13.      EXPENSES, INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 13.1.    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 13.2.    Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

14.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

15.      SURVIVAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

16.      AMENDMENTS AND WAIVERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

17.      WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

18.      SERVICE OF PROCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19





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
19.      APPLICABLE REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

20.      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19





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                             SCHEDULES AND EXHIBITS


Schedule I                Home Office Payments

Exhibit 2.1               Charter of Company
Exhibit 2.2               Warrant
Exhibit 6.9               Amendment No. 3 to Registration Rights Agreement
Exhibit 6.10              Amendment No. 1 to Amended and Restated Stockholders
                          Agreement

                             E-Z SERVE CORPORATION
                              2550 NORTH LOOP WEST
                             HOUSTON, TEXAS  77092
                       TELEPHONE NUMBER:  (713) 684-4300



                                                          As of January 27, 1997



PHEMUS CORPORATION
c/o Harvard Management Company
600 Atlantic Avenue
Boston, Massachusetts  02210

Ladies and Gentlemen:

         In connection with the purchase and sale of securities provided for herein, the undersigned E-Z Serve Corporation, a corporation duly incorporated and validly existing under the laws of the State of Delaware (the "Company"), hereby agrees with you as follows:

1.       TRANSACTIONS AND DEFINITIONS.     Subject to all of the terms and
conditions of this Agreement and in reliance on the representations and warranties set forth or incorporated by reference herein, the Company proposes to issue and sell to you the Investor Securities described herein, and to apply the proceeds therefrom solely as specified in Section 3.3 hereof. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 12 hereof.

2.       THE SECURITIES.

         2.1. Series H Preferred Stock. The Company has authorized the issuance and sale to you of 140,000 shares of its Series H Preferred Stock, $0.01 par value (the "Series H Preferred Stock") with the terms specified in the Company's Charter (the "Certificate") attached hereto as Exhibit 2.1. You consent to the issuance of Series H Preferred Stock in your capacity as a holder of the $6.00 Convertible Preferred Stock, Series C (the "Series C Preferred Stock") of the Company.

         2.2. Warrants. The Company has authorized the issuance and sale to you of warrants, each in substantially the form of Exhibit 2.2 hereto, for the purchase of an aggregate of 960,000 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at a per share exercise price of $0.01 (each such warrant, together with any warrant or warrants issued in exchange therefor, being referred to herein as a "Warrant" and collectively as the "Warrants"). In addition, the Company shall issue you additional warrants (the "Additional Warrants") pursuant to and in accordance with Section 8.1 hereof.

         2.3. Aggregate Purchase Price. The aggregate purchase price for the Series H Preferred Stock and the Warrants shall be 13,440,000.

         2.4. Investor Securities Defined. The Series H Preferred Stock and the Warrants being issued to you hereunder, together with (i) any securities issued with respect thereto (whether as a stock dividend or otherwise), upon exercise, conversion or transfer thereof or in exchange therefor, including without limitation the Additional Warrants and the Common Stock issued or issuable upon exercise or conversion of the Warrants and the Additional Warrants (the "Warrant Shares") and (ii) any securities issued with respect to, upon exercise, conversion or transfer of or in exchange for the securities described in the immediately preceding clause (i) or this clause (ii), are collectively referred to herein as "Investor Securities"; provided, however, that any such securities sold in a Public Sale shall cease to be Investor Securities for all purposes hereof.

3.       SALE AND PURCHASE OF SECURITIES.

         3.1. Agreement to Sell and Purchase. Based on your representations and warranties contained in Section 4 hereof, the Company hereby agrees to issue and sell to you, and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties of the Company set forth or otherwise referred to herein, you hereby agree to purchase from the Company, at the Closing, the Series H Preferred Stock and the Warrants, at the purchase price specified in Section 2.3.

         3.2. Closing. The closing of the purchase and sale of the Investor Securities (the "Closing") shall take place at 10:00 a.m., Boston time, at the offices of Ropes & Gray, on or before January 27, 1997 or at such other place as the Company and you may agree upon (the date on which the Closing occurs being herein referred to as the "Closing Date"). At the Closing, the Company will, unless otherwise requested, deliver to you a single certificate for the Series H Preferred Stock evidencing the aggregate number of shares of Series H Preferred Stock being issued to you by the Company hereunder, and a single warrant evidencing the aggregate number of Warrants being issued to you by the Company hereunder, each registered in your name, against payment of the purchase price therefor by wire transfer of immediately available funds to a single account of the Company specified by notice from the Company to you not less than two Business Days prior to the Closing Date.

         3.3. Use of Proceeds. The Company covenants that it will apply the proceeds of the Investor Securities to be issued and sold by it to you at the Closing (a) to the payment of $3,550,000 principal due under a term loan from certain senior lenders, (b) to the redemption of all of its outstanding shares of Series C Preferred Stock for $100 per share, plus all accrued and unpaid dividends thereon, and (c) any remaining proceeds shall be used for general corporate purposes.

         3.4. Specifically Prohibited Applications of Proceeds. In no event shall the Company, directly or indirectly, apply any part of the proceeds from the issuance and sale hereunder of the Investor Securities to any transaction prohibited by the Foreign Trade Regulations.

4. REPRESENTATIONS AND WARRANTIES. In order to induce you to enter into this Agreement and to purchase the Investor Securities to be purchased by you hereunder, the Company hereby represents and warrants as follows with respect to the Company and its Subsidiaries:

         4.1.    Organization, Standing, Subsidiaries, etc.

                          4.1.1. The Company. The Company is a duly incorporated and validly existing corporation under the laws of the State of Delaware, with all necessary power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and each other Related Agreement to which it is or will be a party, to issue, sell and perform the Investor Securities, and to carry on the business now conducted or currently proposed to be conducted by it. The Company has taken all action, corporate and otherwise, necessary to authorize this Agreement, the other Related Agreements to which it is or will be a party and the issuance of the Investor Securities and to make each such document the legal, valid, binding and enforceable obligation it purports to be, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity. This Agreement, each other Related Agreement to which the Company is or will be a party and the Investor Securities have been (or, as applicable, will have been at or prior to the Closing, to the extent deliverable at Closing) duly executed and delivered by the Company.

                          4.1.2. Charter. Attached hereto as Exhibit 2.1 is a correct and complete copy of the Charter of the Company (including the Certificate of Designation for the Series H Preferred Stock (the "Certificate")) as in effect at the execution hereof and as it will be in effect at the Closing.

                          4.1.3. Qualification. The Company is duly qualified to do business as a foreign corporation and is in good standing as such in each jurisdiction in which it is required to be so qualified and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner presently conducted and proposed to be conducted, except for such failures to be so qualified or authorized, qualified and licensed that have not had and are not reasonably expected to have a Material Adverse Effect.

         4.2.    Capitalization.

                          4.2.1.    Capital Stock of the Company.  The
                 authorized capital stock of the Company immediately after the Closing will consist of 100,000,000 shares of Common Stock, and 3,000,000 shares of preferred stock, with 200,000 shares designated as Series C Preferred Stock, and 750,000 shares designated as Series H Preferred Stock. Immediately after the Closing and the application of the proceeds therefrom, the Company will have outstanding 69,119,532 shares of Common Stock and 140,000 shares of Series H Preferred Stock, all of which have been validly issued and are fully paid and non-assessable. Immediately after the Closing and the application of the proceeds therefrom, no shares of Series C Preferred Stock will be outstanding. When issued and paid for as provided for in this Agreement, the Investor Securities will be subject to no Lien, except restrictions on transfer imposed by this Agreement and applicable securities laws and Liens, if any, created by you.

         4.3. Reservation of Common Stock. The shares of Common Stock issuable upon exercise or conversion of the Warrants have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company, and such shares, when issued upon such exercise or conversion (as applicable), will be duly and validly issued, fully paid and nonassessable.

         4.4. No Legal Obstacle to Agreement. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the consummation of any transaction referred to herein or therein or contemplated hereby or thereby, nor the fulfillment of the terms hereof or thereof or of any agreement or instrument referred to in this Agreement or any other Related Agreement, has constituted or resulted in or will constitute or result in (i) a breach of the provisions of any Contractual Obligation to which any the Company is party or by which it is bound or of its Charter or By-laws, or (ii) assuming the accuracy of your representations and warranties in Section 5 hereof, a violation of any Legal Requirement applicable to any Subject Entity, or (iii) the creation under any Contractual Obligation of any Lien (other than liens required by the Credit Agreement) upon any of the assets of the Company. No approval, authorization or other action by any Governmental Authority or any other Person is required to be obtained by the Company in connection with the execution, delivery and performance of this Agreement or any other Related Agreement or the Investor Securities or the transactions contemplated hereby or thereby, except for such approvals as will have been obtained and shall be in full force and effect as of the Closing Date, and copies of which shall have been furnished to you at or prior to the Closing.

         4.5.    Foreign Trade Regulations; Government Regulations.

                          4.5.1. Foreign Trade Regulations. Neither the execution and delivery of this Agreement or any other Related Agreement, nor the issuance and sale of the Investor Securities by the Company hereunder and the application of the proceeds thereof, has constituted or resulted in or will constitute or result in the violation of any Foreign Trade Regulation.

                          4.5.2. Governmental Regulation. Neither the Company nor any corporation controlling the Company or under common control with the Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act or the Federal Power Act, or is subject to any Legal Requirement (other than Legal Requirements applicable to borrowers or issuers of securities generally) which regulates the incurring of Indebtedness by the Company, or any of its Subsidiaries, for money borrowed or the issuing by any of them of any equity security. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Agreement or the consummation of any of the transactions contemplated hereby.

         4.6. Availability for Resale. The Series H Preferred Stock is eligible for resale pursuant to the provisions of Rule 144A.

         4.7. Disclosure. Neither this Agreement nor any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein in light of the circumstances in which made not misleading. There is no fact known to the Company which has had, or in the future is reasonably likely to have (so far as the Company can now foresee), a Material Adverse Effect.

5. INVESTMENT REPRESENTATIONS. You hereby represent and warrant to the Company with respect to the purchase by you of the Investor Securities as follows; provided, however, that nothing contained in this Section 5 shall prevent you from transferring such Investor Securities in compliance with the provisions of Section 11 hereof; and provided, further, that the disposition of your property shall at all times be and remain in your control.

         5.1. Accredited Investor. You are an "accredited investor" as such term is defined in Rule 501(a) of Regulation D of the Securities Act.

         5.2. Experience. You have substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so you are capable of evaluating the merits and risks of your investment in the Company and have the capacity to protect your own interests in making your investment in the Company. You have had access to and an opportunity to inspect all relevant information relating to the Company, including financial statements of the Company, sufficient to enable you to evaluate the merits and risks of the purchase of the Investor Securities hereunder. You also have had the opportunity to ask questions of officers of the Company and have received satisfactory answers respecting, and have obtained such additional information as you have desired regarding, the business, financial condition and affairs of the Company.

         5.3. Investment. You are acquiring the Investor Securities for investment and not with the view to, or for resale in connection with, any distribution thereof. You understand that the Investor Securities to be purchased have not been, and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of your investment intent and the accuracy of your representations as expressed herein.

         5.4. Authorization, etc. You are a duly incorporated and validly existing corporation under the laws of The Commonwealth of Massachusetts, with all necessary power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and each other Related Agreement to which you are or will be a party, and to carry on the business now conducted or currently proposed to be conducted by you. You have the necessary power and authority to enter into this Agreement and the Related Agreements, to perform your obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by you of this Agreement and the Related Agreements and the performance by you of your obligations hereunder and thereunder have been duly authorized by all requisite corporate action, and this Agreement and the Related Agreements constitute your legal, valid and binding obligations, enforceable in accordance with its and their terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and (b) to general principles of equity. This Agreement and each other Related Agreement to which you are or will be a party have been (or, as applicable, will have been at or prior to the Closing) duly executed and delivered by you.

6. CONDITIONS TO PURCHASE. Your obligation to purchase any of the Investor Securities pursuant to this Agreement is subject to compliance by the Company with its agreements herein contained, and to the satisfaction, simultaneously with or prior to the Closing, of the following conditions, which may be waived by you in the exercise of your sole discretion:

         6.1. Credit Agreement. Certain of the lenders under the Credit Agreement shall have entered into a letter agreement with you.

         6.2. Legal Opinions. You shall have received from Bracewell & Patterson, L.L.P., counsel to the Company, its opinions in form and substance reasonably satisfactory to you.

         6.3. Representations and Warranties. The representations and warranties contained in Section 4 hereof shall be true and correct on and as of the Closing with the same force and effect as though made on and as of the Closing; between September 30, 1996 and the Closing there shall have been no Material Adverse Effect as the result of any fire, flood, explosion, accident, drought, strike, lockout, riot, sabotage, confiscation, condemnation or purchase of any property by governmental authority, activities of armed forces or acts of God or the public enemy, legislative or regulatory order or change, judicial decision or any other event or development whether or not related to those enumerated above.

         6.4. General. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to you, and you shall have received copies of all documents, including without limitation records of corporate proceedings and opinions of counsel, which you may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

         6.5. Payment of Transaction Costs. At the time of the Closing, the Company shall have paid all reasonable fees, expenses, and disbursements incurred by you at or prior to the time of the Closing in connection with the transactions contemplated by this Agreement and of the Related Agreements, including, without limitation, the reasonable fees, expenses, and disbursements of your counsel.

         6.6. Proper Proceedings. All proper corporate proceedings shall have been taken by the Company to authorize this Agreement and the transactions contemplated hereby.

         6.7. Legality; Governmental Authorization. Neither the purchase of the Investor Securities nor the consummation of any of the transactions contemplated hereunder shall be prohibited by any Legal Requirement, or shall subject you to any penalty, special tax, or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, and registrations, declarations and filings with, any governmental or administrative agency or any other Person with respect to any of the transactions contemplated by this Agreement or the other Related Agreements shall have been duly obtained or made and shall be in full force and effect.

         6.8. Due Diligence. You shall have completed your due diligence with respect to the Company to your complete satisfaction.

         6.9. Amendment to Registration Rights Agreement. Amendment No. 3 (the "Registration Rights Amendment") to the Registration Rights Agreement dated March 25, 1992 shall have been duly authorized, executed and delivered and shall be in full force and effect in substantially the form of Exhibit 6.9 hereto with no term or condition thereof having been amended, modified or waived without your prior written consent.

         6.10. Amendment to Stockholders Agreement. Amendment No. 1 (the "Stockholders Agreement Amendment") to the Amended and Restated Stockholders Agreement dated June 1, 1994 shall have been duly authorized, executed and delivered and shall be in full force and effect in substantially the form of
Exhibit 6.10 hereto with no term or condition thereof having been amended, modified or waived without your prior written consent.

         The Company's obligation to sell the Investor Securities pursuant to this Agreement is subject to compliance by you with your agreements herein contained, and to the continued accuracy in all material respects on the Closing Date as though made on and as of the Closing Date, your representations contained in this Agreement.

7. COVENANTS APPLICABLE WHILE ANY INVESTOR SECURITIES ARE OUTSTANDING. The Company covenants that so long as any of the Investor Securities remains outstanding it will comply with the following provisions:

         7.1. Notice of Defaults. Promptly upon any senior officer of the Company obtaining knowledge of any covenant hereunder having been breached or of any Event of Noncompliance under the Certificate, the Company will furnish to each Major Holder a notice specifying the nature and period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

         7.2. Resale under Rule 144. For so long as the Common Stock is registered under the Securities Act, the Company, for as long as necessary for you to comply with Rule 144 under the Securities Act in order to sell Common Stock to the public without registration thereunder, will make available to you the benefit of certain rules and regulations of the Commission which may permit you to sell Common Stock to the public without registration under the Securities Act by (1) making and keeping "current public information" "available" (as both such terms are defined in Rule

144 at all times, (2) timely filing with the Commission, in accordance with all rules and regulations applicable thereto, all reports and other documents (x) required of the Company for Rule 144, as it may be amended from time to time (or any rule, regulation or statute replacing Rule 144), to be available and
(y) required to be filed under Section 15(d) of the Exchange Act, notwithstanding that the Company's duty to file such reports or documents may be suspended or otherwise terminated under the express terms of such provision, and (3) upon request by you, furnishing you a written statement by the Company that it has complied with the reporting requirements of the Exchange Act and Rule 144, together with a copy of the most recent annual or quarterly report of the Company and such reports and documents filed by the Company with the Commission as may reasonably be requested by you in order that you may avail yourself of any rule or regulation of the Commission allowing sales of Common Stock without registration under the Securities Act.

         7.3. Use of Proceeds. Contemporaneously with or immediately after the Closing, the Company shall use the proceeds of the sale of Investor Securities for the purposes described in Section 3.3(a) and (b), and shall file a Certificate of Elimination with respect to the Series C Preferred Stock.

8. COVENANTS APPLICABLE WHILE ANY SHARES OF SERIES H PREFERRED STOCK CONSTITUTING INVESTOR SECURITIES ARE OUTSTANDING.

         8.1. Issuance of Additional Warrants. On each anniversary of the Closing Date on which shares of Series H Preferred Stock are outstanding, the Company shall issue within ten Business Days of such anniversary date without consideration to each holder of each share of Series H Preferred Stock outstanding on such anniversary date (including without limitation shares of Series H Preferred Stock issued as dividends in kind) an Additional Warrant substantially in the form of Exhibit 2.2 hereto to purchase the number of shares of Common Stock indicated in the table below:

                 Anniversary                      Shares of Common Stock
                 -----------                      ----------------------
                     1st                                    16
                     2nd                                    24
                     3rd and thereafter                     32

The shares of Common Stock in the table above shall be adjusted in accordance with the rules contained in Section 2 of Exhibit 2.2 attached hereto.

         The Company shall mail (by registered mail) the Additional Warrants to each registered holder of Series H Preferred Stock at its address as listed in the register maintained by the Company with respect to the Series H Preferred Stock.

         8.2. Distributions. Neither the Company nor any of its Subsidiaries shall make any Distribution with respect to the Common Stock.

         8.3. Resale Under Rule 144A. The Company, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, will provide in written form, upon the written request of any holder of Investor Securities, or a prospective purchaser of securities of the Company from such holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("144A Information"). With respect to the holder of Investor Securities, the obligations of the Company under this Section 8.3 shall at all times be contingent upon such holder's obtaining from a prospective purchaser an agreement to take all reasonable precautions to safeguard the 144A Information from disclosure to anyone other than employees, advisors or agents of the prospective purchaser who required access to the 144A Information for the sole purpose of evaluating its purchase of the Securities.

         8.4. Financial Reporting. The Company shall provide each Major Holder of Series H Preferred Stock with the same financial information as it provides to its lenders under Section 7.1.1 of the Credit Agreement.

9. COVENANTS APPLICABLE WHILE ANY WARRANTS OR ADDITIONAL WARRANTS CONSTITUTING INVESTOR SECURITIES ARE OUTSTANDING.

         9.1. Reservation of Common Stock. Upon each issuance of Additional Warrants, the Company will use its best efforts to cause its Charter to be amended if necessary to ensure that there is sufficient authorized Common Stock to permit the exercise or conversion (as applicable) of such Additional Warrants. The Company will not issue additional shares of Common Stock or options exercisable or convertible into Common Stock (other than Additional Warrants) if there is insufficient authorized Common Stock to permit the exercise or conversion ( as applicable) of such Additional Warrants.

10.      PAYMENT ON INVESTOR SECURITIES; TRANSFER; REPLACEMENT.

         10.1. Payment. All payments made in respect of the Investor Securities held by you shall be made in federal or other immediately available funds in lawful money of the United States for credit, not later than 2:00 p.m., Eastern Standard Time, to you at your account set forth on Schedule I hereto accompanied by sufficient information to identify the source and application thereof or by such other method or at such other address as a holder of Investor Securities shall have from time to time given timely notice of to the Company.

         10.2. Transfer and Exchange of Series H Preferred Stock. The Company shall keep at its principal office a register in which shall be entered the names and addresses of the registered holders of shares of Series H Preferred Stock issued by it and particulars of the respective shares of Series H Preferred Stock held by them and of all transfers of such shares. Upon surrender at such office of any certificate representing shares of Series H Preferred Stock for registration of exchange or (subject to compliance with the applicable provisions of Section 11), transfer, the Company shall issue, at its expense, one or more new certificates, in such denomination or denominations as may be requested, for shares of such Series H Preferred Stock and registered as such holder may request. Any certificate representing shares of Series H Preferred Stock surrendered for registration of transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing.

         10.3. Transfer, Exchange, Exercise and Conversion of Warrants. The Company shall keep at its principal office a register in which shall be entered the names and addresses of the holders of the Warrants and particulars of the Warrants held by them and of all transfers, exchanges, conversions and redemptions of Warrants. Upon surrender at such office or such other place as shall be duly specified by the Company of any Warrant for redemption, conversion, exercise, exchange or (subject to compliance with the applicable provisions of this Agreement, including without limitation the conditions set forth in Section 11 hereof) transfer, the Company shall issue at its expense one or more new Warrants in such denomination or denominations as may be requested, and registered as such holder may request. Any Warrant surrendered for registration of transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing. The Company will pay shipping and insurance charges, from and to each holder's principal office, upon any transfer, exchange, conversion or redemption provided for in this Section 10.3.

         10.4. Replacement of Lost Securities. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a security and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of a security held by you or another institutional holder or by the nominee of you or such other institutional holder, of an unsecured indemnity agreement from you or such other holder reasonably satisfactory to the Company) or, in the case of any such mutilation, upon the surrender of the security for cancellation to the Company at its principal office, the Company at its expense will execute and deliver or will cause to be executed and delivered in lieu thereof a new security of like tenor. Any security in lieu of which any such new security has been so executed and delivered or caused to be executed and delivered by the Company shall not be deemed to be an outstanding security for any purpose.

11. RESTRICTIONS ON TRANSFER. The Investor Securities shall be transferable only upon satisfaction of the applicable conditions specified in this Section 11

         11.1.   Restrictive Legend.  Except as otherwise permitted by Section
11.3 hereof, each Warrant shall bear a legend in substantially the form of the legend set forth at the beginning of Exhibit 2.2 hereto, and each certificate representing Warrant Shares or shares of Series H Preferred Stock shall bear a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold, or otherwise transferred, in the absence of such registration or an exemption therefrom under such Act and under any such applicable state laws. Furthermore, such shares may be sold or otherwise transferred only in compliance with the conditions specified in the Securities Purchase Agreement dated as of January 27, 1997 among the issuer hereof and the other parties thereto. Complete and correct copies of such Agreement (including the Exhibits thereto) are available for inspection at the principal office of the issuer hereof and will be furnished without charge to the holder of such shares upon written request."

         11.2. Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Investor Securities other than pursuant to an effective registration statement under the Securities Act, the holder thereof will give not less than three Business Days' prior written notice to the Company of such holder's intention to effect such transfer, describing in reasonable detail the manner of the proposed transfer. No holder of Investor Securities shall transfer any Investor Securities other than pursuant to an effective registration statement under the Securities Act until (i) such holder delivers to the Company an opinion of Ropes & Gray or other counsel reasonably acceptable to the Company addressed to the Company to the effect that the proposed transfer may be effected without registration of such Investor Securities under the Securities Act or applicable state securities laws, and
(ii) the transferee agrees in writing to be bound by all of the terms of this Agreement and the Investor Securities to be transferred, and thereupon such holder shall be entitled, within 30 days thereafter, to transfer such Investor Securities in accordance with the terms of this Agreement and the notice delivered by such holder to the Company.

         11.3.   Termination of Restrictions.  The restrictions imposed by this
Section 11 upon the transferability of Investor Securities shall cease and terminate as to any particular Investor Securities and any securities issued in exchange therefor or upon transfer thereof (i) when, (in the case of Sections
11.1 and 11.2 hereof) in the written opinion (addressed to the Company) of Ropes & Gray or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act, or (ii) when such Investor Securities are being or have been sold pursuant to a Public Sale. Whenever any of such restrictions shall cease and terminate as to any Investor Securities, the holder thereof shall be entitled to receive, without expense, from the Company, new certificates not bearing that part of the legend specified in Section 11.1 hereof that is no longer applicable.

12.      DEFINITIONS.  For purposes of this Agreement:

         12.1. Terms Defined Elsewhere. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

                          Term                              Definition
                 "Additional Warrants"                      Section 2.2
                 "Certificate"                              Section 4.1.2
                 "Closing"                                  Section 3.2
                 "Closing Date"                             Section 3.2
                 "Common Stock"                             Section 2.2
                 "Company"                                  Preamble
                 "Investor Securities"                      Section 2.4
                 "Registration Rights Amendment"            Section 6.9
                 "Series C Preferred Stock"                 Section 2.1
                 "Series F Preferred Stock"                 Section 4.2
                 "Series G Preferred Stock"                 Section 4.2
                 "Series H Preferred Stock"                 Section 2.1
                 "Stockholders Agreement Amendment"         Section 6.10
                 "Warrants"                                 Section 2.2
                 "Warrant Shares"                           Section 2.4
                 "144A Information"                         Section 8.3

Certain other terms are defined in the Exhibits hereto and are used therein with the meanings so defined.

         12.2. Action. The term "Action" shall mean any claim, action, cause of action or suit (in contract or tort or otherwise), arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

         12.3. Business Day. The term "Business Day" shall mean any day on which banking institutions in Boston, Massachusetts and New York, New York are customarily open for the purpose of transacting business.

         12.4. By-laws. The term "By-laws" shall include all written rules, regulations, procedures and by-laws and all other documents relating to the management, governance or internal regulation of a Person other than an individual, or interpretive of the Charter of such Person, each as from time to time amended or modified.

         12.5. Charter. The term "Charter" shall include the articles or certificate of incorporation (including any certificate of designation), statute, constitution, joint venture or partnership agreement or articles or other charter of any Person other than an individual, each as from time to time amended or modified.

         12.6. Commission. The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act, the Exchange Act or both.

         12.7. Consolidated. The term "consolidated" shall mean, when used with reference to any term, that term as applied to the accounts of the Company (or other indicated Person) and each of its Subsidiaries, consolidated in accordance with generally accepted accounting principles after eliminating all inter-company items and with appropriate deductions for minority interests in Subsidiaries.

         12.8. Credit Agreement. The term "Credit Agreement" shall mean the Amended and Restated Credit and Guaranty Agreement dated as of October 2, 1995 among E-Z Serve Convenience Stores, Inc., E-Z Serve Corporation, and Societe Generale, as Agent for certain lenders.

         12.9. Distribution. The term "Distribution" shall mean (i) the declaration or payment of any dividend or other distribution on or in respect of any Equity Security of any Subject Entity, other than dividends payable on Common Stock solely in shares of Common Stock and (ii) the purchase, redemption or other retirement of any Equity Security of any Subject Entity, whether directly or indirectly through a Subsidiary or otherwise.

         12.10. Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         12.11. Equity Securities. The term "Equity Securities" shall mean, with respect to any Person which is not a natural person, all shares of capital stock or other equity or beneficial interests issued by or created in or by such Person, all stock appreciation or similar rights or grants of, or other Contractual Obligation for, any right to share in the equity, income, revenues or cash flow of such Person, and all securities or other rights, warrants or other Contractual

Obligations to acquire any of the foregoing, whether by conversion, exchange, exercise, preemptive right or otherwise.

         12.12. Foreign Trade Regulations. The term "Foreign Trade Regulations" means (a) any act that prohibits or restricts, or empowers the President or any executive agency of the United States of America to prohibit or restrict, exports to or financial transactions with any foreign country or foreign national, (b) the regulations with respect to certain prohibited foreign trade transactions set forth at 15 C.F.R. Parts 730 et seq., 22 C.F.R. Parts 120-130 and 31 C.F.R. Parts 500 et seq. and (c) any order, regulation, ruling, interpretation, direction, instruction or notice relating to any of the foregoing, all as from time to time in effect.

         12.13. Governmental Authority. The term "Governmental Authority" shall mean any U.S. federal, state or local or any foreign government, governmental authority, regulatory or administrative agency, governmental commission, court or tribunal (or any department, bureau or division thereof) or any arbitral body.

         12.14. Indebtedness. The term "Indebtedness" shall have the same meaning as under the Credit Agreement.

         12.15. Legal Requirement. The term "Legal Requirement" shall mean any federal, state, local or foreign law, statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation, or any order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force and effect of law.

         12.16. Lien. The term "Lien" shall mean (a) any mortgage, pledge, lien, charge, security interest or other similar encumbrance or restriction of any kind upon any property or assets of any character, or upon the income or profits therefrom or upon the transfer thereof; (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

         12.17. Major Holder. The term "Major Holder" with respect to any class of Investor Securities shall mean (i) you, so long as you hold that class of Investor Securities, or (ii) any holder of 25% or more of the securities constituting Investor Securities of that class of Investor Securities then outstanding

         12.18. Material Adverse Change; Material Adverse Effect. The terms "Material Adverse Change" and "Material Adverse Effect" shall mean, respectively, any adverse change in or effect on the business, operations, assets, prospects or condition, financial or otherwise, of any Subject Entity which, when considered either singly or together with all other adverse changes and effects with respect to which either such phrase is used in this Agreement, is material to the Subject Entities considered as one enterprise.

         12.19. Person. The term "Person" shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture or unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         12.20. Public Sale. The term "Public Sale" shall mean a distribution pursuant to a registration statement under the Securities Act.

         12.21. Related Agreements. The term "Related Agreements" shall mean the Registration Rights Amendment and the Stockholders Agreement Amendment.

         12.22. Required Holders. The term "Required Holders" shall mean, with respect to any class or type of Investor Securities, the holder or holders at the relevant time (excluding the Subject Entities) of more than 50% of the number of outstanding shares, as the case may be, of the specified class or type of Investor Securities.

         12.23. Rule 144. The term "Rule 144" shall mean Rule 144 of the Commission's rules and regulations promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such Rule, any successor section thereto, collectively and as from time to time amended and in effect.

         12.24. Rule 144A. The term "Rule 144A" shall mean Rule 144A of the Commission's rules and regulations promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such Rule, any successor section thereto, collectively and as from time to time amended and in effect.

         12.25. Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         12.26. Stockholder. The term "Stockholder" shall mean each Person who holds any Equity Security of the Company.

         12.27. Subject Entity. The term "Subject Entity" shall mean the Company and each of its Subsidiaries.

         12.28. Subsidiary. The term "Subsidiary" shall mean any Person of which the Company or any other specified Person now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally.

13.      EXPENSES, INDEMNITY.

         13.1. Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, the Company hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by you in connection with such transactions and operations hereunder (other than expenses incurred in the normal course of investment monitoring) and in connection with any amendments or waivers (whether or not the same become effective) hereof and of the other Related Agreements and all expenses incurred by any of you or any holder of any Investor Securities issued hereunder in connection with the enforcement in good faith of any rights hereunder, under any other Related Agreement or under the Charter of the Company, including without limitation: (a) the reasonable cost and expenses of preparing and duplicating this Agreement; (b) the reasonable cost of delivering to your principal office, insured to your reasonable satisfaction, the Investor Securities sold to you hereunder and any Investor Securities delivered to you in exchange therefor or upon any conversion or substitution thereof, in any such case insured to your satisfaction; (c) the reasonable fees, expenses and disbursements of Ropes & Gray in connection with the transactions contemplated by this Agreement; (d) all taxes (other than taxes determined with respect to income and transfer taxes that may be payable upon a transfer), including any recording fees and filing fees and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Related Agreement, or the issuance of any of the Investor Securities; provided, however, that you and each holder of Investor Securities shall bear the fees and disbursements of counsel for such of you or such holder in connection with all opinions rendered by such counsel pursuant to Section 11 hereof.

         13.2.   Indemnity.

                 13.2.1. The Company hereby further agrees to indemnify, exonerate and hold you and each of your stockholders, officers, directors, employees and agents free and harmless from and against any and all Actions, losses, liabilities and damages, and any investigation or proceeding instituted by any Governmental Authority or any other Person, and reasonable expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred in any capacity by the indemnitee or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the Company of any of the Investor Securities, except for any of such indemnified liabilities arising on account of any indemnitee's gross negligence, willful misconduct or bad faith.

                 13.2.2. Each of the Company and you hereby agree to indemnify each other against and hold each other harmless from any claim, demand or liability for any broker's, finder's or placement fees or lender's incentive fees alleged to have been incurred by the Company or you, as the case may be, in connection with the transactions contemplated by this Agreement, including without limitation reasonable legal fees arising in connection with any such claim, demand or liability; provided, however, that the Company shall bear the fees and expenses referred to in Section 13.1.

         13.3. The obligations of the Company to you under this Section 13 shall survive the redemption, repurchase or transfer of any or all of the Investor Securities.

14. NOTICES. Any notice or other communication in connection with this Agreement or the Investor Securities shall be deemed to be delivered if in writing (or in the form of a telex or telecopy to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) addressed as provided below and if either (a) actually delivered at said address or (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

         If to the Company, to it at the address set forth on page 1, with a courtesy copy (not necessary to constitute notice hereunder) to Bracewell & Patterson, L.L.P., South Tower, Pennzoil Place, 711 Louisiana Street, Suite 2900, Houston, Texas 77002 (Attention: John L. Keffer), or at such other address as such Person shall have specified by notice actually received by you.

         If to you, to your address set forth on page 1 hereof, or at such other address as you shall have specified by notice actually received by the Company, with a copy (not necessary to constitute notice hereunder) to Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, Attention:
Larry J. Rowe, Esq.

         If to any other holder of record of any Investor Security, to it at its address set forth in the relevant registers of the Company.

15. SURVIVAL. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to you pursuant hereto or in connection herewith shall be deemed to have been material and relied on by you, notwithstanding any investigation made by you or on your behalf, and shall survive the execution and delivery to you of this Agreement and of the Investor Securities.

16. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Required Holders. Any amendment or waiver effected in accordance with this Section 16 shall be binding upon each holder of any Investor Securities and the Company.

17. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE COMPANY AND YOU HEREBY WAIVE, AND COVENANT THAT EACH OF THEM WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER RELATED AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION HEREUNDER OR THEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE HOLDERS OF INVESTOR SECURITIES OR THE COMPANY OR ANY OF THEM IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER THAT THE PROVISIONS OF THIS SECTION 17 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH IT HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT, AND SUCH OF THE RELATED AGREEMENTS TO WHICH IT IS A PARTY. You or the Company may file an original counterpart or a copy of this Section 17 with any court as written evidence of the consent of the other party to the waiver of its right to trial by jury.

18. SERVICE OF PROCESS. The Company, by its execution hereof, (a) hereby irrevocably submits to the non-exclusive jurisdiction of the state courts of the Commonwealth of Massachusetts and to the non-exclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Related Agreement or the subject matter hereof or thereof brought by you or any of your successors or assigns, and (b) hereby waives to the extent not prohibited by law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper or that this Agreement or the subject matter hereof or thereof, may not be enforced in or by such court. The Company hereby consents to service of process in any such proceeding in any manner permitted by Massachusetts law and agrees that service of process by registered or certified mail, return receipt requested, at its address referred to in or specified pursuant to Section 14 hereof, is reasonably calculated to give actual notice.

19. APPLICABLE REMEDIES. The Company hereby agrees that the holders of the Investor Securities have no adequate remedy at law, for monetary compensation or otherwise, for the damages that would be suffered if the Company were to fail to comply with its obligations hereunder, and that the Company therefore agrees that the holders of the Investor Securities shall be entitled to obtain specific performance of the obligations of the Company herein and therein contained.

20. MISCELLANEOUS. This Agreement, the other Related Agreements, and the Charter of the Company set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any prior written or oral understandings with respect thereto. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         Whether or not any express assignment has been made in this Agreement, provisions of this Agreement that are for your benefit as the holder of any Investor Securities are also for the benefit of, and enforceable by, all subsequent holders of Investor Securities, except as otherwise expressly provided herein.

     If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return one counterpart of the same to the Company whereupon this letter shall become and be a binding agreement between you and the Company.

                                               Very truly yours,

SEAL                                           E-Z SERVE CORPORATION


Attest: /s/ John T. Miller                     By: /s/ Neil H. McLaurin
Title:  Senior Vice President, Finance             -----------------------------
        & Chief Financial Officer                  Title: Chairman, President
                                                          & Chief Executive
                                                          Officer
Accepted and Agreed to:

PHEMUS CORPORATION


By: /s/ Michael R. Eisenson
   ---------------------------
   Title: Authorized Signatory


By: /s/ Michael Thonis
   ---------------------------
   Title: Authorized Signatory

                                                                      SCHEDULE I


                              Home Office Payments


Federal Reserve Wire Transfer Instructions

Bank:                                      State Street Bank & Trust Company
                                           Boston, MA 02110
ABA Routing No.:                           011-000-028
Attn:                                      Harvard College/Private Capital Group
Credit DDA:                                3082-068-2
Prior Advisement to:                       Tami E. Nason at 617-720-4833